UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2020

REMARO GROUP CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-215000	36-4833921
(State of Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

8670 W. Cheyenne Avenue, Las Vegas, NV 89129

(Address of principal executive offices, including zip code)

888-266-6370

(Registrant’s telephone number, including area code)

Copies to:

Peter Campitiello, Esq.

McCarter & English, LLP

Two Tower Center Boulevard

East Brunswick, New Jersey 08816

Tel: 732-867-9741

Fax: 732-392-1901

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission (“SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

BACKGROUND

On December 12, 2019, Marina Funt, the former principal shareholder, Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and Director of Remaro Group Corp. (the “Company”), consummated the sale of Ms. Funt’s 8,000,000 shares (the “Shares”) of the Registrant’s common stock, par value $0.001 per share (the “Common Stock”) to Boomer Natural Wellness, Inc. (“BNW”). The acquisition of the Shares, which represent approximately 76% of the Company’s shares of outstanding Common Stock, resulted in a change in control of the Registrant. In connection with the sale of the Shares, Ms. Funt waived, forgave and discharged any indebtedness of any kind owed to her by the Company.

On January 7, 2020, the Company executed an Agreement of Merger and Plan of Share Exchange (the “Exchange Agreement”), with BNW, Boomer Naturals Holdings, Inc., a Nevada corporation (“Boomer”), Boomer Naturals, Inc., and the shareholders of Boomer (the “Exchange”). Upon consummation of the transactions set forth in the Exchange Agreement (the “Closing”), the Company adopted the business plan of Boomer.

Pursuant to the Agreement, the Company agreed to acquire all of the outstanding shares of Boomer in exchange for the issuance of an aggregate 40,326,913 pre-split shares (the “Exchange Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). Pursuant to the terms of the Exchange Agreement, the Company’s Majority Shareholder agreed to retire 8,000,000 shares of the Company’s Common Stock. As a result of the Exchange, Boomer became a wholly-owned subsidiary of the Company and following the consummation of the Exchange, the shareholders of Boomer will beneficially own approximately Ninety-Four Percent (94%) of the issued and outstanding Common Stock of the Company. The parties have taken the actions necessary to provide that the Exchange is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended. The Exchange Agreement contains customary representations, warranties and covenants of the Company and Boomer for like transactions. The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Agreement attached as Exhibits 10.1 to this Current Report on Form 8-K.

At the effective time of the Exchange, Michael Quaid was appointed Chief Executive Officer and Director and Thomas Ziemann as Chief Operating Officer and Director.

Also on January 7, 2020, the Company approved an amendment to its Articles of Incorporation (the “Amendment”) to: change the name of the Company to Boomer Holdings Inc.; effect a forward stock split on the basis of three-to-one (3:1); and to increase the number of authorized shares of capital stock to 210,000,000 of which 200,000,000 shares shall be Common Stock and 10,000,000 shares will be blank-check preferred stock, par value $0.001 per share.

FORM 10 DISCLOSURE

The Company was not a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) immediately before the completion of the transactions contemplated by the Exchange Agreement.  However, set forth below, pursuant to Item 2.01(f) of Form 8-K, is certain of the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act with respect to its common stock (which is the only class of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the transactions contemplated by the Merger Agreement).

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 7, 2020, the Company executed the Exchange Agreement. For a description of the Exchange, and the material agreements entered into therewith, please see Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Merger With Boomer

As described above, on January 7, 2020, the Company executed an Agreement of Merger and Plan of Share Exchange (the “Exchange Agreement”), with BNW, Boomer Naturals Holdings, Inc., a Nevada corporation (“Boomer”), Boomer Naturals, Inc., and the shareholders of Boomer (the “Exchange”). Pursuant to the Agreement, the Company agreed to acquire all of the outstanding shares of Boomer in exchange for the issuance the Exchange Shares and the Majority Shareholder agreed to retire 8,000,000 shares of the Company’s Common Stock. As a result of the Exchange, Boomer became a wholly-owned subsidiary of the Company and the Company adopted the business plan of Boomer. Following the consummation of the Exchange, the Boomer Shareholders will beneficially own approximately Ninety-Four (94%) of the issued and outstanding Common Stock of the Company. The parties have taken the actions necessary to provide that the Exchange is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended. The Exchange Agreement contains customary representations, warranties and covenants of the Company and Boomer for like transactions.

The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

Pro Forma Ownership

Following the issuance of the Exchange Shares, the Boomer Shareholder now beneficially owns approximately Ninety-Four Percent (94%) of the total outstanding shares of the Company’s Common Stock. For financial accounting purposes, the acquisition was treated as a reverse acquisition of the Company by Boomer, under the purchase method of accounting, and was deemed a recapitalization with Boomer as the acquirer. Upon consummation of the Exchange, the Company adopted the business plan of Boomer.

DESCRIPTION OF BUSINESS OF BOOMER

PRODUCTS

Boomer Naturals Holdings Inc., through its wholly-owned subsidiary Boomer Naturals, Inc., a Nevada corporation, provides wellness solutions to multiple target markets through multiple sales channels, including retail locations, e-commerce, and wholesale distribution networks. Boomer sells health and wellness products and services geared toward alleviating pain, anxiety and improving general wellness through our proprietary lines of CB5 products. CB5 formula is the first FDA-compliant alternative that fully supports the body’s endocannabinoid system (ECS). This revolutionary breakthrough combines five natural and powerful ingredients that target the ECS.

The CB5 products were developed by neurosurgeon, Dr. Mark Chwajol https://boomernaturalwellness.com/larry-mccleary-md/. The Boomer CB5 products contain a powerful combination of terpenes that interact with three known cannabinoid receptors and possibly a fourth, while the standard products in the industry interact only with one. The product contains all-natural ingredients which are all listed on the Generally Recognized as Safe list of the Food and Drug Administration and was developed by a practicing brain surgeon who is an expert in natural ingredients and CB receptors.

Boomer focuses on wellness solutions for the 50 and older age demographic through the development of products using the Boomer proprietary CB5 formula. The CB5 formula includes a variety of terpenes that are compliant with FDA guidelines as all ingredients are listed on the Generally Recognized as Safe list. The solutions include products to alleviate pain, reduce anxiety, increase sleep quality, as well as offer cosmetic benefits. In addition, Boomer offers a full line of products to benefit the health of pets, including those suffering from seizures.

MANAGEMENT AND EMPLOYEES

As of the date of this Report, Boomer has forty (40) full time employees.  We believe we enjoy good employee relations. None of our employees are members of any labor union, and we are not a party to any collective bargaining agreement.

PROPERTIES

The Company does not own any physical location.  Boomer currently leases its corporate headquarters and other offices in Las Vegas, Nevada which lease expires on September 20, 2027.  We believe our current offices are sufficient in size for current and near term future operations.

GOVERNMENT REGULATION

We believe we are in compliance with applicable federal, state and other regulations and that we have compliance programs in place to ensure compliance going forward.  There are no regulatory notifications or actions pending.

LEGAL MATTERS

From time to time, we are a party to, or otherwise involved in, legal proceedings arising in the normal and ordinary course of business. As of the date of this report, we are not aware of any other proceeding, threatened or pending, against us which, if determined adversely, would have a material effect on our business, results of operations, cash flows or financial position.

POST-EXCHANGE BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON STOCK

The following table provides information, immediately after the Exchange, regarding beneficial ownership of our Common Stock by: (i) each person known to us who beneficially owns more than five percent of our Common Stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our directors and executive officers as a group.

The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. The shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

Shareholder (1)	Beneficial Ownership	Percent of Class (2)
Michael Quaid, Director, Chief Executive Officer,	—	—
Thomas Ziemann, Director, Chief Operating Officer	—	—
Daniel Capri, Chairman, President	—	—

All Officers and Directors as a Group (3 persons)	—	—%

Other 5% Holders
Boomer Naturals Holdings, Inc. (3)	40,326,913	94%

(1)	The address for all officers, directors and beneficial owners is 8670 W Cheyenne Avenue, #120, Las Vegas Nevada 89129.
(2)	Based upon 42,826,913 shares of Common Stock outstanding.
(3)	Daniel Capri holds voting and dispositive control over the shares held by Boomer Naturals Holdings, Inc.

 MANAGEMENT

Name	Age	Position
Michael Quaid	57	Chief Executive Officer, Director
Thomas Ziemann	59	Chief Operating Officer, Director
Daniel Capri	69	President, Chairman

Michael Quaid, Chief Executive Officer

Michael Quaid has served as the Chief Executive Officer of Boomer Naturals since its formation in August 2019. Prior to joining Boomer Naturals, Mr. Quaid was the majority owner and Managing Director of Typhoon FX trading platforms.  Previously he was Managing Partner at KCCO II Trading from 1995-2008. From 1993-1995 he was head of European Derivatives for S.G. Warburg & Co. in London.  Prior to these roles Mr. Quaid held financial engineering positions at Itel Corporation and started his career as an auditor with Arthur Young & Co. Mr. Quaid holds an MBA from the Kellogg School of Business, Northwestern University and a Bachelor of Science degree from Millikin University.

Thomas Ziemann, Chief Operating Officer

Thomas Ziemann is a 1982 graduate of Bemidji State University with a BS in Business Administration. Mr. Ziemann began his Career in 1982 with Federated Mutual Insurance Company in Owatonna, MN. He began his sales career as a Marketing Representative in Willmar, MN then moving to Eau Claire, WI in 1990. Completed his CIC designation in 1986, while earning top sales membership into the prestigious Presidents Council and Distinguished Service Award as a Senior Marketing Representative. In July 1992 His entrepreneurial spirit leads him to join a small Independent Insurance Agency called RJF Agencies,Inc.. As a partner/shareholder/owner and EVP. Over the next 23 years, he helped build the culture, passion, and vision of a great core group of people. In December 31st, 2014 after starting with 9 people in 2 offices he retired as one of over 800 employees in 15 offices. He is currently a co -owner and board member of Arizona Organics, Mr. Ziemann is known as a “Connector” of people. He brings a unique skill set in sales leadership, capital raising and passion.

Daniel Capri, President

Daniel Capri, 69, Director, President, Treasurer and Secretary. Mr. Capri has served as the President of Boomer Naturals, Inc. since June 2019. Prior thereto and from June 2019, Mr. Capri served as the Managing Member of Internet Business Consultants of Nevada (IBC), an ecommerce advisory, a company located in Las Vegas, Nevada. Mr. Capri was part of the founding team at Xyience, a leading supplement and energy drink company. Mr. Capri has been the owner and Founder of Whale Sports, a sports advisory service since its inception in 2017, helping to grow sales from zero to over a million dollars in revenue in its first year.

ACQUISITION OF CONTROLLING INTEREST

The Company elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to the Company’s Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repeating any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Company elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

ITEM 3.02	UNREGISPROPERTIESTERED SALES OF EQUITY SECURITIES

As disclosed in Item 2.01, which disclosures are hereby incorporated by reference, in connection with the Merger, the Company issued an aggregate of 40,326,913 shares of its Common Stock to the shareholders of Boomer. The Company relied on the exemptions from federal registration under Section 4(2) of the Securities Act of 1933, as amended, Regulation S, and Rule 506 promulgated thereunder, based on its belief that the issuance of such securities did not involve a public offering, as there were fewer than 35 “non-accredited” investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment and/or were located outside the United States.

ITEM 5.01.	CHANGES IN CONTROL OF REGISTRANT.

The disclosures set forth in Item 2.01 are hereby incorporated by reference into this Item 5.01.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The disclosures set forth in Item 2.01 are hereby incorporated by reference into this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

Number	Description
10.1	Agreement and Plan of Share Exchange

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2020	REMARO GROUP CORP.

	By:	/s/ Michael Quaid
Name: Michael Quaid

Title: Chief Executive Officer